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                                                                   EXHIBIT 10.66

[CHIRON LOGO]

                                  CONFIDENTIAL

                                                                  April 24, 1984

Dino Dina, M.D.
Director of Virology
Chiron Corporation
4560 Horton Street
Emeryville, CA 94608

Dear Dino:

    I am writing to confirm that before you joined Chiron I agreed that you would be given a minimum of one year's notice if the company decided to terminate your employment for any normal business reason.

                                          Sincerely,

                                          Edward E. Penhoet
                                          PRESIDENT

EEP/cs